AMENDMENT NO. 1 TO
                               SERVICES AGREEMENT

     THIS AMENDMENT NO. 1 TO THE SERVICES AGREEMENT (this "Amendment") made effective as of this 14th day of June, 2000 (the "Effective Date") by and between INTELLIGROUP, INC., a New Jersey corporation ("Intelligroup"), and SERANOVA, INC., a New Jersey corporation ("SeraNova").

                                   WITNESSETH:

     WHEREAS, Intelligroup and SeraNova are parties to that certain Services Agreement dated as of January 1, 2000 (the "Services Agreement"); and

     WHEREAS, pursuant to Section 1 of the Services Agreement, Intelligroup and SeraNova desire to amend the Services Agreement to reflect the mutually agreed upon revised terms in accordance with the provisions of this Amendment.

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.    Definitions.
           -----------
           Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to them in the Services Agreement.

     2.    Amendment.
           ---------
           Effective  April 1, 2000,  the  existing  Exhibit A  to the  Services
                                                     ---------
Agreement entitled "Description of Support Services and Applicable Fees" is hereby amended and restated in its entirety to read as follows:

                                    EXHIBIT A
                    DESCRIPTION OF SUPPORT SERVICES AND APPLICABLE FEES

INFORMATION SYSTEMS & SUPPORT
-----------------------------

Monthly Access and Support Fee for SAP system:
----------------------------------------------
o    Fixed charge of $5,500 per month;
o    Includes application support and consultation;
o Does not include enhancement or modification of the underlying software or configuration, except as needed to correct for system malfunction or programming "bugs".

PC Applications and Hardware Support Services/Procurement:
----------------------------------------------------------
o    Fixed monthly charge of $20,000 per month;
o Support for desktop systems and network management applications for Edison, N.J. location;
o Ordering, receiving and configuring of new PC's and Laptops as needed (exclusive of actual cost of hardware and software components);
o Continued access and support for Lotus Notes e-mail system currently installed;
o Additional charges may be invoiced for the actual cost incurred to extend or add user licenses should these be required (based upon increases in registered users over baseline number, determined as of December 31, 1999).

The parties acknowledge that Intelligroup has entered into contractual relationships with various software vendors for use of the software. Intelligroup will permit SeraNova a right to use the software or provide services to SeraNova to the extent Intelligroup is permitted under its applicable agreements with the software vendors. SeraNova will take all reasonable actions requested by Intelligroup, so that SeraNova may use the software or receive services from Intelligroup. Upon SeraNova becoming a publicly held entity, SeraNova, at its sole cost and expense, may have to enter into separate agreements with such software vendors and may no longer have the right to use the software or receive services from Intelligroup.

GENERAL ADMINISTRATIVE SUPPORT
------------------------------

Mail Delivery & Facilities Management:
--------------------------------------
o Fixed charge of $5,000 per month, adjustable upon mutual agreement to reflect changes in usage or underlying costs to Intelligroup;
o Monthly charge includes handling and distribution of mail and other deliveries, incidental office supplies, copy machine usage, and general facilities management;
o Additional charges will be invoiced for actual costs of "expressmails" (including but not limited to Federal Express, U.S. Postal Service Exerts Mail, Airborne Express);
o Additional charge of $1,000 per month for postage, adjustable upon mutual agreement to reflect changes in usage or underlying costs to Intelligroup.

Receptionist:
-------------
o Fixed charge of $1,700 per month, until such time as SeraNova has employed its own receptionist.

Human Resources:
----------------
o Fixed charge of $3,500 per month, adjustable upon mutual agreement to reflect changes in underlying employee mix;
o Administrative support related to 401(k) Plans, applicable medical benefit plans, employee manual;
o Employee orientation and hiring support will be invoiced at a rate of $100 per new "in-house" employee hired (covers such incidentals as key cards, name plates, etc.

Billing Support:
----------------
o Provision of services and corresponding charges to be discontinued April 1, 2000.

Payroll Support:
----------------
o Fixed charge of $2,000 per month for the months of January through March, 2000; then at a rate of $500 per month thereafter;
o Provides administrative and processing assistance for the months of January through March, 2000, including assistance with quarterly tax reporting;
o Also provides for on-going advisory support in connection with payroll processing;
o External charges (such as Ceridian Payroll Service) are to be directly billed to SeraNova.

Immigration:
------------
o Per case charge of $100 to cover administrative costs and access to Immigration Staff;
o All external charges, including but not limited to legal (Fragomen) and I.N.S. fees are to be directly billed to SeraNova.


Other Support and Administrative Costs:
---------------------------------------

The above assumes that certain external costs will be directly invoiced to SeraNova. In the event that any such costs, directly attributable to SeraNova, are invoiced by a third party to Intelligroup, these will be recoverable by Intelligroup upon presentment of such costs to SeraNova in the form of an invoice or other written request for payment (which will detail the costs and purposes for such costs).

Certain other costs may be incurred by Intelligroup on behalf of both parties, which may include but are not be limited to (i) cost of general liability, property and casualty, and other business insurance coverages (prior to SeraNova becoming a publicly held entity); and (ii) costs of outside retained recruiting firms. Intelligroup may recover a proportionate share of such costs from SeraNova upon presentment to SeraNova in the form of an invoice or other written request for payment (which will detail the costs and purposes for such costs). Such proportion will be determined by mutual agreement of the parties.

     3.    Reference to and Effect on the Services Agreement.
           -------------------------------------------------
           (a) On and after the Effective Date, each reference to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Services Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Services Agreement, a reference to the Services Agreement in any of such instrument or document to be deemed to be a reference to the Services Agreement as amended hereby.

           (b) Except as expressly amended by this Amendment, the provisions of the Services Agreement shall remain in full force and effect.

      4.   Governing Law.
            -------------
           This Amendment shall be governed by and its provisions construed and enforced with the internal laws of the State of New Jersey without reference to its principles regarding conflicts of laws.

      5.   Counterparts.
            ------------
           This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

                                     *******

      IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered on the date first written above.

                                    INTELLIGROUP, INC.


                                    By: /s/ Nicholas Visco
                                        ----------------------------------
                                       Name:  Nicholas Visco
                                       Title: VP Finance & CFO


                                    SERANOVA, INC.


                                    By: /s/ Ashok Roy
                                        ----------------------------------
                                       Name:  Ashok Roy
                                       Title: Corporate VP Business Development